UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2017

VERSARTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Marsh Road

Menlo Park, CA 94025

(Address of principal executive offices, including zip code)

(650) 963-8580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws

At the Special Meeting (as defined in Item 5.07), as discussed in Item 5.07 (Proposal 1) in this Current Report on Form 8-K, the stockholders of Versartis, Inc. (the “Company”) approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) that confirms that the number of authorized shares of common stock, par value $0.0001 (“Common Stock”), issuable under the Amended and Restated Certificate of Incorporation is 100,000,000 shares. The Amendment became effective on September 12, 2017, upon filing of a certificate of amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Versartis, Inc., attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On September 8, 2017, the Company held a Special Meeting of Stockholders at 8:00 a.m. local time at its new corporate headquarters at 1020 Marsh Road, Menlo Park, CA 94025 (the “Special Meeting”). As of August 8, 2017, the Company’s record date, there were a total of 35,629,099 shares of Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 26,029,905 shares of Common Stock were represented by online ballot or by proxy and, therefore, a quorum was present. Two items of business were acted upon by the stockholders at the Special Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1—Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Confirm the Number of Authorized Shares of Common Stock the Company May Issue Is 100,000,000

The stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of incorporation confirming the number of shares of Common Stock the Company may issue is 100,000,000 shares by the following vote:

For	Against	Abstain	Broker Non-Votes
24,586,089	1,427,016	16,800	—

Proposal 2—Authorize an Adjournment of the Meeting, if Necessary or Appropriate, to Solicit Additional Proxies if There Are Not Sufficient Votes In Favor of Proposal 1.

The stockholders authorized an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes in favor of Proposal 1 by the following vote:

For	Against	Abstain	Broker Non-Votes
24,728,496	1,294,483	6,926	—

Because a sufficient number of votes in favor of Proposal 1 were present in person or by proxy, no such adjournment was necessary.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Versartis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERSARTIS, INC.

Dated: September 12, 2017	By:	/s/ Joshua Brumm
Joshua Brumm Chief Operating Offer and Chief Financial Officer